SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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Eaton Vance Floating-Rate Income Trust Eaton Vance Senior Floating-Rate Trust Eaton Vance New York Municipal Income Trust (Name of Registrant as Specified in Its Charter)

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Investor Contact: (800) 262-1122

FOR IMMEDIATE RELEASE

Results of Joint Special Shareholder Meeting of

Eaton Vance Floating-Rate Income Trust, Eaton Vance New York Municipal Income Trust and Eaton Vance Senior Floating-Rate Trust

BOSTON, MA, April 15, 2021 — At a joint special meeting of shareholders held on April 9, 2021 (the “Joint Special Meeting”), shareholders of Eaton Vance Floating-Rate Income Trust (NYSE: EFT), Eaton Vance New York Municipal Income Trust (NYSE American: EVY) and Eaton Vance Senior Floating-Rate Trust (NYSE: EFR) (collectively, the “Funds”) were asked to approve new investment advisory agreements (each, a “New Agreement”) with Eaton Vance Management (“EVM”), the Funds’ investment adviser. A quorum was not present, and the Joint Special Meeting was adjourned to April 16, 2021 at 9:00 a.m. Eastern Time to allow more time for Fund shareholders to vote. The October 29, 2020 record date for shareholders entitled to vote at the adjourned Joint Special Meeting remains unchanged. Information about the adjourned Joint Special Meeting appears below.1

As announced on March 16, 2021, each Fund’s Board of Trustees (each, a “Board”) has authorized a conditional cash tender offer for up to 25% of such Fund’s outstanding common shares at a price equal to 99% of the Fund’s net asset value as of the close of regular trading on the New York Stock Exchange on the date the tender offer expires. Each Fund’s tender offer is conditioned on shareholder approval of a New Agreement with EVM for such Fund. On March 16, 2021, EFT and EFR also announced an increase in their regular monthly distributions on common shares of approximately 25% from their respective March 2021 distributions, conditioned on each Fund’s shareholders approving the New Agreement with EVM for such Fund.

EVM was formerly a wholly owned subsidiary of Eaton Vance Corp., which was acquired by Morgan Stanley (NYSE: MS) on March 1, 2021 (the “Transaction”). EVM is now part of Morgan Stanley Investment Management, the asset management division of Morgan Stanley. EVM continues to manage the Funds under interim investment advisory agreements (each, an “Interim Agreement”) that were approved by the Boards. Each Interim Agreement took effect upon the closing of the Transaction and may continue for a term of up to 150 days.

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[1]	As announced on April 12, 2021, EVY’s Board has approved a plan of liquidation and termination of EVY. The liquidation and termination pursuant to the plan will be submitted to EVY shareholders for approval at a special meeting of shareholders (the “EVY Special Meeting”), which is scheduled to be held on June 25, 2021. The EVY Board recommends that shareholders vote for the liquidation and termination at the EVY Special Meeting. The EVY Board has set a record date of April 23, 2021 (the “Record Date”) for determining those shareholders of EVY entitled to notice of, and to vote at, the EVY Special Meeting, or at any adjournment or postponement thereof.

Adjourned Joint Special Meeting. If, as of October 29, 2020, you were a shareholder of EFT, EVY or EFR and have not yet voted, the Funds urge you to submit your vote in advance of the adjourned Joint Special Meeting by one of the methods described in the Funds’ proxy materials. The Funds’ proxy statement is available online at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

If, as of October 29, 2020, you were a holder of record of EFT, EVY and/or EFR shares (i.e., you held Fund shares in your own name directly with the Fund) and wish to participate in and vote at the adjourned Joint Special Meeting, you should email your full name and address to AST at attendameeting@astfinancial.com. You will then be provided with credentials to participate in the adjourned Joint Special Meeting. You will be able to vote by entering the control number found on the proxy card you previously received. All requests to participate in and/or vote at the adjourned Joint Special Meeting must be received by AST by no later than 3:00 p.m. Eastern Time on April 15, 2021.

If, as of the relevant record date, you held EFT, EVY and/or EFR shares through an intermediary (such as a broker-dealer) and wish to participate in and vote at the adjourned Joint Special Meeting, you will need to obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy to an email and send it to AST at attendameeting@astfinancial.com with “Legal Proxy” in the subject line. You will then be provided with credentials to participate in the adjourned Joint Special Meeting, as well as a unique control number to vote your shares. If you would like to participate in, but NOT vote at, the adjourned Joint Special Meeting, please send an email to AST at attendameeting@astfinancial.com with proof of ownership of EFT, EFR and/or EVY shares. A statement, letter or the Vote Instruction Form from your intermediary will be sufficient proof of ownership. You will then be provided with credentials to participate in the adjourned Joint Special Meeting. All requests to participate in and/or vote at the adjourned Joint Special Meeting must be received by AST by no later than 3:00 p.m. Eastern Time on April 15, 2021.

Please contact AST at attendameeting@astfinancial.com with any questions regarding access to the adjourned Joint Special Meeting, and an AST representative will contact you to answer your questions.

About the Funds

Except pursuant to a tender offer, common shares of the Funds are available for purchase or sale only through secondary market trading at their current market price. Shares of closed-end funds often trade at a discount from their net asset value. The market price of Fund shares may vary from net asset value based on factors affecting the supply and demand for shares, such as Fund distribution rates relative to similar investments, investors’ expectations for future distribution changes, the clarity of a Fund’s investment strategy and future return expectations, and investors’ confidence in the underlying markets in which the Fund invests. Fund shares are subject to investment risk, including possible loss of principal invested. Shares of each Fund are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Each Fund is not a complete investment program and you may lose money investing therein. An investment in a Fund may not be appropriate for all investors. Before investing, prospective investors should consider carefully a Fund’s investment objective, strategies, risks, charges and expenses.

Fund distributions may include amounts from sources other than net investment income. When that is estimated to be the case, shareholders will be notified on a monthly basis. The final determination of the tax character of Fund distributions will occur after the end of each calendar year, at which time that determination will be reported to shareholders. Fund distributions in any period may be more or less than the net return earned by the Fund on investments, and therefore should not be used as a measure of performance or confused with “yield” or “income.” Distributions in excess of Fund returns will cause a Fund’s net assets and net asset value per share to decline. Fund distributions may be affected by numerous factors, including changes in Fund performance, the cost of leverage, portfolio holdings, realized and projected returns, and other factors. There can be no assurance that future Board action, an unanticipated change in market conditions or other unforeseen factors will not result in a change in the Fund’s distributions at a future time.

This announcement is not a recommendation, an offer to purchase or a solicitation of an offer to sell shares of a Fund. The Funds have not commenced the conditional tender offers described in this release. Each tender offer will be made only if the condition described above is satisfied, and only by an offer to purchase, a related letter of transmittal and other documents filed with the SEC as exhibits to a tender offer statement on Schedule TO, with all such documents available on the SEC’s website at www.sec.gov. For each tender offer, the applicable Fund will also make available to shareholders without charge the offer to purchase and the letter of transmittal. Shareholders should read these documents carefully, as they would contain important information about the tender offer.

In connection with the EVY Special Meeting, EVY intends to file a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”). Shareholders are advised to read EVY’s Special Meeting proxy statement when it is available because it will contain important information. When filed with the SEC, the proxy statement and other documents filed by EVY will be available free of charge on the SEC website, www.sec.gov. Copies of the EVY Special Meeting proxy statement will also be mailed to each EVY shareholder of record as of the Record Date.

This press release is for informational purposes only and is not intended to, and does not, constitute an offer to purchase or sell shares of a Fund. Additional information about the Funds, including performance and portfolio characteristic information, is available at eatonvance.com.

Statements in this press release that are not historical facts may be forward-looking statements, as defined by the U.S. securities laws. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to uncertainties and other factors that may be beyond a Fund’s control and could cause actual results to differ materially from those set forth in the forward-looking statements.

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